                                                                   EXHIBIT 10.11

         ---------------------------------------------------------------
          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.
         ---------------------------------------------------------------


                                                 PROFESSIONAL SERVICES AGREEMENT
                                                      CONTRACT NO. SAIC/WES-001


This Agreement, effective June 1, 2005, is between World Energy Solutions, Inc, a Delaware corporation, having an office at 446 Main Street, Worcester, MA 01608 and Science Applications International Corporation ("SAIC"), a Delaware corporation, having an office at 10260 Campus Point Drive, San Diego, California 92121.

I.       DESCRIPTION OF PROFESSIONAL SERVICES AND OBLIGATIONS

SAIC shall provide to World Energy the Professional Services ("Services") and World Energy will perform the Professional Obligations ("Obligations") as described in Exhibit A. The Services and Obligations shall be provided subject to the Terms and Conditions, which follow.

II.      WORLD ENERGY AND SAIC ADMINISTRATIVE CONTACTS


Richard Domaleski                    Robert W. Larrick, Jr.

CEO

                                     Director of Contracts, Strategies BU
                                     Science Applications International
World Energy Solutions, Inc.         Corporation
446 Main Street                      1710 SAIC Drive
Worcester, MA 01608                  McLean, VA 22102

Tel. No. (508) 459-8100              Tel. No. (703) 676-8662
Fax No. (508) 459-8101               Fax No. (703) 676-6277

In consideration of the mutual obligations assumed under this Agreement, SAIC and World Energy agree to the Terms and Conditions attached hereto and incorporated by reference and represent that this Agreement is executed by duly authorized representatives as of the dates below.

AGREED BY:

WORLD ENERGY SOLUTIONS, INC.         SCIENCE APPLICATIONS
                                     INTERNATIONAL CORPORATION

By:    /s/ Richard Domaleski         By:    /s/ Robert W. Larrick, Jr.
       ----------------------------         ------------------------------------

Name:  Richard Domaleski             Name:  Robert W. Larrick, Jr.
       ----------------------------         ------------------------------------

Title: CEO                           Title: Director of Contracts, Strategies BU
       ----------------------------         ------------------------------------

Date:  7/25/05                       Date:  07/25/05
       ----------------------------         ------------------------------------

TERMS AND CONDITIONS

         1.       Services and Obligations

                  SAIC will perform the Services set forth in Exhibit A and World Energy will perform the Obligations set forth in Exhibit A.

                  This complete set of Services and Obligations is necessary for the success of energy procurements. If either Party to this agreement changes their resource contributions diminishing the quality and level of effort of their Services or Obligations to the extent that the other party must increase their contribution or the customer requests the other party fulfill Services or Obligations, then fees will be adjusted according to Exhibit B or Exhibit C.

                  In addition, SAIC and World Energy agree that SAIC has provided certain services to World Energy prior to the Effective Date (as defined in Section 3 below). SAIC and World Energy agree that this Agreement shall govern the obligations of the parties hereto with respect to such services. Exhibit C hereto specifically identifies all projects for which SAIC provided services to World Energy, including those prior to the Effective Date that are covered by this Agreement.

         2.       Place of Performance

                  Unless otherwise provided in this Agreement, SAIC may perform the Services and World Energy may perform the Obligations in whole or in part at either party's place of business, a customer's place of business, and/or such other locations as SAIC or World Energy may select.

         3.       Effective Date; Term

                  This Agreement shall be effective as of the date first above written (the "Effective Date"), and shall continue in full force and effect for a period of one year (the "Term") unless such Term is otherwise extended in a written instrument signed by both parties or the Agreement has been earlier terminated in accordance with Section 10 hereof.

         4.       Payment Terms

                  (a) World Energy will pay SAIC on the 25th day of the month following the month in which World Energy has received payment from a supplier in connection with the Services performed by SAIC (each, a "Payment Date"). Supplier invoices will be included with payments to SAIC to verify the date supplier payments were received.

                  (b) For Services performed after the Effective Date, World Energy shall pay to SAIC for performing the Services an amount computed by utilizing the Revenue Sharing Schedule set forth in Exhibit B and according to the parameters provided in Exhibit C. Estimated total fees payable as a percentage of future revenue to be received by World Energy in connection with Services that SAIC provided to World Energy prior to the Effective Date are listed in Exhibit C.

                  (c) World Energy shall make payment to SAIC according to the schedule and provisions of Exhibit B and the estimated total fees for each auction as listed in Exhibit C.

                  (d) If payment is received from a supplier by World Energy and World Energy's action or inaction results in non-payment to SAIC on the appropriate Payment Date, interest compounded at the rate of one percent (1%) per month shall be charged on all amounts unpaid and outstanding beginning 60 days after the appropriate Payment Date. If World Energy's action or inaction results in non-payment in whole to SAIC, SAIC shall have the right, exercisable at SAIC's sole discretion, in addition to its other rights and remedies, to cease further performance of the Services hereunder.

                  (e) Notwithstanding anything to the contrary contained herein, (i) World Energy shall be permitted to withhold all or a portion of the fees to SAIC otherwise payable hereunder in the event that World Energy reasonably determines that the Services were not performed in accordance with the standard set forth in Section 11(a) below and (ii) in the event of overpayment of fees by a supplier to World Energy, resulting in full or partial credit to the supplier, or in the event that a supplier requires World Energy to repay, and World Energy repays, to such supplier fees previously paid by such supplier to World Energy, World Energy, at its option, may require either that SAIC repay the corresponding portion of the fee originally paid by World Energy to SAIC within 10 business days after written notice thereof from World Energy, or by deducting such amount from one or more subsequent fees due to SAIC.

                  (f) Notwithstanding anything to the contrary contained herein, in no event shall World Energy be required to pay to SAIC any fees which are received by World Energy from a supplier under a renewal or extension of an agreement between an energy customer listed on Exhibit C or deals consummated subsequent to this agreement and such supplier provided that SAIC has not provided any Services related to securing such a renewal or extension. In the case of a renewal or extension of an agreement between an energy customer and a supplier where such customer was referred or introduced by SAIC and SAIC no longer provides Project Management (as defined on Exhibit A) or Account

                           Management (as defined on Exhibit A), World Energy will be required pay the Lead Identification fee according to Exhibit B.

                  (g)      Payment Address. The payment will be mailed to:

                                Science Applications International Corporation
                                ------------------------------------------------
                                1710 SAIC Drive
                                ------------------------------------------------
                                McLean, VA 22102
                                ------------------------------------------------
                                Attention: Robert W. Larrick, Jr. (MS 3-9-2)
                                ------------------------------------------------

         5.       Obligations to be performed by World Energy

                  World Energy shall provide, maintain and make available to SAIC, at World Energy's expense and in a timely manner, the Obligations described in Exhibit A and such other additional obligations, as SAIC may from time to time reasonably request in connection with SAIC's performance of the Services. World Energy acknowledges that delays in the provision of these Obligations may result in delays in performing the Services.

         6.       Confidentiality

                  SAIC and World Energy recognize that during the term of this Agreement, each will possess confidential, proprietary, or trade secret information about the business of the other, including marketing and product development plans, and agree that the Confidentiality Agreement attached hereto as Exhibit D shall govern the disclosure and use of such information, which agreement is incorporated by reference herein.

         7.       Non-Compete

                  Nothing in this Agreement or in the Confidentiality Agreement referred to in this section shall be deemed to restrict or prohibit World Energy from providing to others services that are the same as or similar to the Services and Obligations described herein. Nothing in this Agreement or in the Confidentiality Agreement referred to in this section shall be deemed to restrict or prohibit World Energy from entering into arrangements with third parties (other than SAIC) to provide services that are the same as or similar to the Services described herein, or from otherwise dealing directly with energy customers or suppliers without the assistance of SAIC. In providing any such similar Obligations, services or deliverables to any third party, World Energy shall keep confidential any confidential, proprietary or trade secret information which is subject to the Confidentiality Agreement executed pursuant to this section, in accordance with the requirements of such agreement.

                  In the event SAIC develops a product or service or works with a third party offering a product or service that is in direct competition with World Energy's business, this agreement will be terminated and bound by the conditions contained in 10. Termination.

         8.       Intellectual Property

                  SAIC and World Energy shall each retain ownership of, and all right, title and interest in and to, their respective, confidential, proprietary, and trade secret information, including all patents, copyrights, trade secrets, trademarks and other intellectual property rights ("Intellectual Property")., and, except as expressly provided for herein, no license or right to use, whether express or implied, is granted by this Agreement or as a result of the Services performed hereunder. To the extent the parties wish to grant to the other rights or interests in such Intellectual Property, separate license agreements on mutually acceptable terms will be executed.

         9.       Taxes

                  SAIC and World Energy shall respectively be responsible for the collection and payment of any and all sales, use, value added, excise, import, privilege, or similar taxes, levies or payments in lieu thereof, including interest and penalties thereon, imposed by any authority, government or governmental agency arising out of or in connection with the performance of the Services and Obligations of this Agreement (provided, however, that SAIC shall be solely responsible for the payment of any and all taxes related to SAIC's income and any payments received from World Energy hereunder), and shall comply with all applicable treaties, laws, rules or regulations relating thereto.

         10.      Termination

                  Either party may terminate this Agreement for any reason upon 30 days prior written notice to the other party. Except as otherwise provided in Section 4 above or Exhibit B or Exhibit C hereto, termination will not affect payment obligations incurred under this Agreement for Services performed prior to the expiration of such 30-day period (the date on which such 30-day period expires being referred to herein as the "Expiration Date"), including without limitation, commitments which were entered into by SAIC in the course of performance hereunder prior to the Expiration Date.

         11.      Limited Warranty

                  (a) SAIC and World Energy warrant that the Services and Obligations provided under this Agreement shall be performed with that degree of skill and judgment normally exercised by recognized professional firms performing services of the same or substantially similar nature.

                  (b) SAIC AND WORLD ENERGY SPECIFICALLY DISCLAIM ANY OTHER EXPRESS OR IMPLIED STANDARDS, GUARANTEES, OR WARRANTIES, INCLUDING ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT, AND ANY WARRANTIES THAT MAY BE ALLEGED TO ARISE AS A RESULT OF CUSTOM OR USAGE, ANY WARRANTY OF ERROR-FREE PERFORMANCE, OR ANY WARRANTY OF THIRD PARTY PRODUCTS, OR FUNCTIONALITY OF THE ENERGY CUSTOMER'S HARDWARE, SOFTWARE, FIRMWARE, OR COMPUTER SYSTEMS.

                  (c) Each Party represents and warrants to the other that it has the right to use and furnish to the other for use in connection with this Agreement, any information, specifications, data or Intellectual Property that each party has provided or will provide to the other in order for SAIC and World Energy to perform the Services and Obligations identified in Exhibit A.

         12.      Limitation of Liability

                  (a) The total liability of either party to the other for any and all liabilities, claims or damages arising out of or relating to this Agreement, however caused and regardless of the legal theory asserted, including breach of contract or warranty, tort, strict liability, statutory liability or otherwise, shall not, in the aggregate, exceed the amount actually paid by World Energy to SAIC under this Agreement in the 12-month period immediately prior to the claim that gave rise to the damages.

                  (b) In no event shall either SAIC or World Energy be liable to the other for any punitive, exemplary, special, indirect, incidental or consequential damages (including, but not limited to, lost profits, lost business opportunities, loss of use or equipment down time, and loss of or corruption to data) arising out of or relating to this Agreement, regardless of the legal theory under which such damages are sought, and even if the parties have been advised of the possibility of such damages or loss.

         13.      Assignment

                  Neither party may sell, assign, transfer, or otherwise convey any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other party.

         14.      Applicable Law

                  This Agreement shall be governed by and construed under the laws of the State of Delaware, without regard to its laws relating to conflict or choice of laws.

         15.      Disputes

                  Any controversy, claim or dispute ("Dispute") arising out of or relating to this Agreement shall be resolved by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. Before commencing any such arbitration, the parties agree to enter into negotiations to resolve the Dispute. If the parties are unable to resolve the Dispute by good faith negotiation, either party may refer the matter to arbitration. The arbitrator(s) shall be bound to follow the provisions of this Agreement in resolving the dispute. The decision of the arbitrator(s) shall be final and binding on the parties, and any award of the arbitrator(s) may be entered or enforced in any court of competent jurisdiction. Any request for arbitration of a claim by either party against the other relating to this Agreement must be filed no later than one year after the date on which the parties conclude performance under this Agreement.

         16.      Notices

                  All notices or other written communication required or permitted to be given under any provision of this Agreement shall be deemed to have been given by the notifying party if mailed by certified mail, return receipt requested, to the receiving party addressed to the mailing address set forth in the first paragraph of this Agreement, or such other address as the parties may designate in writing to the other parties. Additionally, notices sent by any other means (i.e., facsimile, overnight delivery, courier, etc.) may be acceptable subject to written confirmation of both the transmission and receipt of the notice.

         17.      Relationship of Parties

                  SAIC is an independent contractor in all respects with regard to this Agreement. Nothing contained in this Agreement shall be deemed or construed to create a partnership, joint venture, agency, or other relationship other than that of contractor and customer.

         18.      Entire Agreement

                  This Agreement, including any and all Exhibits and the Confidentiality Agreement attached hereto, which are hereby incorporated by reference, constitutes the entire agreement and understanding between the parties and supersedes and replaces any and all prior or contemporaneous proposals, agreements, understandings, commitments or representations of any kind, whether written or oral, relating to the subject matter hereof or the Services or Obligations to be provided hereunder.

                                    EXHIBIT A

                    SAIC SERVICES / WORLD ENERGY OBLIGATIONS



SAIC SERVICES:

A) Identify Sales Opportunities among Prospective Government Energy Customers ("Lead Identification")

SAIC shall notify World Energy of any sales opportunity in writing. Within 7 days of receipt of such notice from SAIC, World Energy shall either (1) confirm that SAIC has identified a sales opportunity to World Energy or (2) state that World Energy has a pre-existing relationship with such opportunity. World Energy's determination referred to in the previous sentence shall be final and binding upon the parties.

B) Procurement Project Management and Execution Support ("Project Management"), including:

     o Hosting, Facilitating, and Providing Notes from Meetings with Energy Customers and Suppliers

     o   High-level Review of Aggregated Utility Account Data

     o Providing and Executing Contracts/Agreements with Government Energy Customers as the Prime Contractor

     o Delivering Post-Auction Deliverables such as Contracting Officer Due Diligence Books and Auction Summaries

     o   Supporting the Research and Investigation of Enrollment and Billing
         Issues

C) On-Going, Post-Procurement Account and Relationship Management (Other Than Any Service Listed in Section B Above) to Ensure Energy Customer Satisfaction and Opportunities to Renew the Business ("Account Management")

WORLD ENERGY OBLIGATIONS:

A) Execute the energy procurement using World Energy's Market Expertise, Proprietary Data, Software, and Technical Program Managers to Facilitate Procurements. Services include but are not limited to marketing support, utility data aggregation and consolidation, data analysis, RFP development, Supplier recruitment, executing the auction(s), supporting contract award, and delivering Records of Correspondence, Audit Trails, and other Due Diligence Related to each Procurement to SAIC

B)       Collect Fees/Revenues Owed from Suppliers and Disburse Appropriate
Fees to SAIC

                                    EXHIBIT B

                            REVENUE SHARING SCHEDULE

For all Obligations to performed by World Energy that result from the Services provided by SAIC in accordance with the terms of this Agreement, one of the following arrangements shall be applicable and shall be determined on a project by project basis and identified in the Exhibit C by Project Title and Revenue Sharing Method:

METHOD 1:

Except as otherwise provided in this Agreement, in cases in which either World Energy or SAIC identify an energy customer who proceeds with a complete energy auction transaction and the fees associated with such transaction are paid by the winning supplier (as opposed to paid by the energy customer), SAIC shall receive up to [**]% of the fee paid to World Energy by the supplier, net of any third party costs related to completing the transaction. Any shared third party costs shall be documented and included as backup to the monthly payment they are deducted from. The aggregate percentage will be based on the Services that World Energy requests that SAIC provide to World Energy for that energy customer. The following table lists the percentage to be paid for each Service listed on Exhibit A:

     o   Lead Identification -- [**]%

     o   Project Management -- [**]%

     o   Account Management -- [**]%

World Energy shall receive the remainder of the fees received by World Energy from the supplier unless otherwise agreed upon and identified in Exhibit C. The amount of the fee charged to the supplier may be in the form of a (1) [**]; (2) [**]; or (3) [**]. Any volume discounts or discounts for early or prompt payment shall be agreed between SAIC and World Energy prior to submittal to the energy customer or supplier.

METHOD 2:

In cases in which either World Energy or SAIC identify an energy customer who proceeds with a complete energy auction transaction and the fees associated with such transaction are paid by the energy customer (as opposed to paid by the winning supplier), SAIC and World Energy shall agree to provide the energy customer with a proposal which clearly delineates the costs of the effort based on a time and materials basis.

                                    EXHIBIT C

                   ACTIVE AUCTIONS AND ASSOCIATED FEE SCHEDULE

                              (AS OF JULY 21, 2005)

Note: Microsoft Excel Document is attached herein. This Exhibit will be kept up to date and incorporated periodically. The file will be identified as "Exhibit C + (year+month+day of the latest version) for example "Exhibit C 2005 07 21.xls).



CURRENT VERSION IS AS OF JULY 21, 2005

                                   EXHIBIT C
                              AS OF JULY 21, 2005


------------------------------------------------------------------------------------------------------------------------------------
                                        Total                  Contract                            1st Year    2nd Year    3rd Year
                                        # of                     Start                            Commission  Commission  Commission
                                       Accounts                  Date    Contract                    Rate        Rate        Rate
                                        under    Total  Total    (Flow     End          Winning   mills/kWh   mills/kWh   mills/kWH
     Client Name     Commodity  State  Contract   kWh    Dth     date)     Date   Term  Supplier    $/DTH       $/DTH       $/DTH
------------------------------------------------------------------------------------------------------------------------------------
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]              [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]              [**]             [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]              [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]              [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]

--------------------------------------------------------------------------------------------------------------------------
                      Total   Revenue                                                                              Total
                      Gross    Share               Project     Account              Project     Account          Projected
                     Revenue  Method I  Lead ID  Management  Management  Lead ID  Management  Management  Total   Fees to
     Client Name     of Deal   or II?    Y/N?        Y/N?       Y/N?      Fee %      Fee %       Fee %    Fee %   SAIC $
--------------------------------------------------------------------------------------------------------------------------
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]
[**]                    [**]   [**]      [**]        [**]       [**]      [**]       [**]        [**]     [**]     [**]

------------------------------------------------------------------------------------------------------------------------------------
                                        Total                  Contract                            1st Year    2nd Year    3rd Year
                                        # of                     Start                            Commission  Commission  Commission
                                       Accounts                  Date    Contract                    Rate        Rate        Rate
                                        under    Total  Total    (Flow     End          Winning   mills/kWh   mills/kWh   mills/kWH
     Client Name     Commodity  State  Contract   kWh    Dth     date)     Date   Term  Supplier    $/DTH       $/DTH       $/DTH
------------------------------------------------------------------------------------------------------------------------------------
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]       [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]     [**]     [**]             [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]     [**]            [**]      [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]     [**]            [**]      [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]     [**]            [**]      [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]     [**]            [**]      [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]     [**]            [**]      [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]     [**]            [**]      [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]     [**]            [**]      [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]     [**]            [**]      [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]     [**]            [**]      [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]     [**]            [**]      [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]     [**]            [**]      [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]     [**]            [**]      [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]     [**]            [**]      [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]     [**]            [**]      [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]     [**]            [**]      [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]     [**]            [**]      [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]     [**]            [**]      [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]     [**]            [**]      [**]      [**]   [**][**]             [**]

--------------------------------------------------------------------------------------------------------------------------
                      Total   Revenue                                                                              Total
                      Gross    Share               Project     Account              Project     Account          Projected
                     Revenue  Method I  Lead ID  Management  Management  Lead ID  Management  Management  Total   Fees to
     Client Name     of Deal   or II?    Y/N?        Y/N?       Y/N?      Fee %      Fee %       Fee %    Fee %   SAIC $
--------------------------------------------------------------------------------------------------------------------------
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]
[**]                    [**]    [**]      [**]        [**]       [**]      [**]       [**]        [**]      [**]     [**]

------------------------------------------------------------------------------------------------------------------------------------
                                        Total                  Contract                            1st Year    2nd Year    3rd Year
                                        # of                     Start                            Commission  Commission  Commission
                                       Accounts                  Date    Contract                    Rate        Rate        Rate
                                        under    Total  Total    (Flow     End          Winning   mills/kWh   mills/kWh   mills/kWH
     Client Name     Commodity  State  Contract   kWh    Dth     date)     Date   Term  Supplier    $/DTH       $/DTH       $/DTH
------------------------------------------------------------------------------------------------------------------------------------
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]                    [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]                    [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]                    [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]                    [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]                    [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]       [**]         [**]       [**]      [**]   [**][**]             [**]
[**]                 [**]       [**]   [**]             [**]       [**]      [**]   [**][**]             [**]        [**]
[**]                 [**]       [**]   [**]             [**]       [**]      [**]   [**][**]             [**]        [**]


--------------------------------------------------------------------------------------------------------------------------
                      Total   Revenue                                                                              Total
                      Gross    Share               Project     Account              Project     Account          Projected
                     Revenue  Method I  Lead ID  Management  Management  Lead ID  Management  Management  Total   Fees to
     Client Name     of Deal   or II?    Y/N?        Y/N?       Y/N?      Fee %      Fee %       Fee %    Fee %   SAIC $
--------------------------------------------------------------------------------------------------------------------------
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]
[**]                    [**]    [**]     [**]        [**]       [**]       [**]      [**]        [**]     [**]     [**]

------------------------------------------------------------------------------------------------------------------------------------
                                        Total                  Contract                            1st Year    2nd Year    3rd Year
                                        # of                     Start                            Commission  Commission  Commission
                                       Accounts                  Date    Contract                    Rate        Rate        Rate
                                        under    Total  Total    (Flow     End          Winning   mills/kWh   mills/kWh   mills/kWH
     Client Name     Commodity  State  Contract   kWh    Dth     date)     Date   Term  Supplier    $/DTH       $/DTH       $/DTH
------------------------------------------------------------------------------------------------------------------------------------
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]        [**]        [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]
[**]                 [**]       [**]     [**]           [**]      [**]     [**]     [**][**]             [**]       [**]


--------------------------------------------------------------------------------------------------------------------------
                      Total   Revenue                                                                              Total
                      Gross    Share               Project     Account              Project     Account          Projected
                     Revenue  Method I  Lead ID  Management  Management  Lead ID  Management  Management  Total   Fees to
     Client Name     of Deal   or II?    Y/N?        Y/N?       Y/N?      Fee %      Fee %       Fee %    Fee %   SAIC $
--------------------------------------------------------------------------------------------------------------------------
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]
[**]                    [**]    [**]     [**]       [**]        [**]       [**]      [**]        [**]      [**]     [**]

------------------------------------------------------------------------------------------------------------------------------------
                                        Total                  Contract                            1st Year    2nd Year    3rd Year
                                        # of                     Start                            Commission  Commission  Commission
                                       Accounts                  Date    Contract                    Rate        Rate        Rate
                                        under    Total  Total    (Flow     End          Winning   mills/kWh   mills/kWh   mills/kWH
     Client Name     Commodity  State  Contract   kWh    Dth     date)     Date   Term  Supplier    $/DTH       $/DTH       $/DTH
------------------------------------------------------------------------------------------------------------------------------------
[**]                 [**]       [**]     [**]            [**]    [**]     [**]     [**][**]            [**]
[**]                 [**]       [**]     [**]            [**]    [**]     [**]     [**][**]            [**]     [**]
[**]                 [**]       [**]     [**]            [**]    [**]     [**]     [**][**]            [**]     [**]
[**]                 [**]       [**]     [**]            [**]    [**]     [**]     [**][**]            [**]     [**]
[**]                 [**]       [**]     [**]            [**]    [**]     [**]     [**][**]            [**]     [**]
[**]                 [**]       [**]     [**]            [**]    [**]     [**]     [**][**]            [**]     [**]
[**]                 [**]       [**]     [**]            [**]    [**]     [**]     [**][**]            [**]     [**]
[**]                 [**]       [**]     [**]            [**]    [**]     [**]     [**][**]            [**]     [**]
[**]                 [**]       [**]                [**]              [**]             [**]            [**]     [**]
[**]                 [**]       [**]                [**]              [**]             [**]            [**]     [**]
[**]                 [**]       [**]                [**]                               [**]            [**]
[**]                 [**]       [**]            [**]                      [**]         [**]       [**]     [**]

Total


--------------------------------------------------------------------------------------------------------------------------
                      Total   Revenue                                                                              Total
                      Gross    Share               Project     Account              Project     Account          Projected
                     Revenue  Method I  Lead ID  Management  Management  Lead ID  Management  Management  Total   Fees to
     Client Name     of Deal   or II?    Y/N?        Y/N?       Y/N?      Fee %      Fee %       Fee %    Fee %   SAIC $
--------------------------------------------------------------------------------------------------------------------------
[**]                   [**]     [**]     [**]        [**]       [**]      [**]        [**]       [**]      [**]     [**]
[**]                   [**]     [**]     [**]        [**]       [**]      [**]        [**]       [**]      [**]     [**]
[**]                   [**]     [**]     [**]        [**]       [**]      [**]        [**]       [**]      [**]     [**]
[**]                   [**]     [**]     [**]        [**]       [**]      [**]        [**]       [**]      [**]     [**]
[**]                   [**]     [**]     [**]        [**]       [**]      [**]        [**]       [**]      [**]     [**]
[**]                   [**]     [**]     [**]        [**]       [**]      [**]        [**]       [**]      [**]     [**]
[**]                   [**]     [**]     [**]        [**]       [**]      [**]        [**]       [**]      [**]     [**]
[**]                   [**]     [**]     [**]        [**]       [**]      [**]        [**]       [**]      [**]     [**]
[**]                   [**]     [**]     [**]        [**]       [**]      [**]        [**]       [**]      [**]     [**]
[**]                   [**]     [**]     [**]        [**]       [**]      [**]        [**]       [**]      [**]     [**]
[**]                   [**]     [**]     [**]        [**]       [**]      [**]        [**]       [**]      [**]     [**]
[**]                            [**]     [**]        [**]       [**]      [**]        [**]       [**]      [**]  [**]

Total                                                                                                                [**]

                            CONFIDENTIALITY AGREEMENT

         Agreement dated 21 SEPTEMBER 2004 the "Effective Date"), between World Energy Solutions, Inc., a Delaware corporation ("World Energy"), and SCIENCE APPLICATIONS INTERNATIONAL CORPORATION a Delaware corporation ("SAIC").

         1. Background. World Energy and SAIC (the "parties") intend to engage in discussions and negotiations concerning the possible establishment of a business relationship between them. In the course of such discussions and negotiations and in the course of any such business relationship, it is anticipated that each party will disclose or deliver to the other party and to the other party's directors, officers, employees, agents or advisors (including, without limitation, attorneys, accountants, consultants, bankers, financial advisors and members of advisory boards) (collectively, "Representatives") certain of its trade secrets or confidential or proprietary information for the purposes of enabling the other party to evaluate the feasibility of such business relationship and to perform its obligations and exercise its rights under any such business relationship that is agreed to between the parties (the "Purposes"). The parties have entered into this Agreement in order to assure the confidentiality of such trade secrets and confidential or proprietary information in accordance with the terms of this Agreement. As used in this Agreement, the party disclosing Proprietary Information (as defined below) is referred to as the "Disclosing Party"; the party receiving such Proprietary Information is referred to as the "Recipient".

         2. Proprietary Information. As used in this Agreement, the term "Proprietary Information" shall mean all trade secrets or confidential or proprietary information designated as such in writing by the Disclosing Party, whether by letter or by the use of an appropriate proprietary stamp or legend, prior to or at the time any such trade secret or confidential or proprietary information is disclosed by the Disclosing Party to the Recipient. Notwithstanding the foregoing, information which is orally or visually disclosed to the Recipient by the Disclosing Party, or is disclosed in writing without an appropriate letter, proprietary stamp or legend, shall constitute Proprietary Information if (i) it would be apparent to a reasonable person, familiar with the Disclosing Party's business and the industry in which it operates, that such information is of a confidential or proprietary nature the maintenance of which is important to the Disclosing Party or if (ii) the Disclosing Party, within thirty (30) days after such disclosure, delivers to the Recipient a written document or documents describing such information and referencing the place and date of such oral, visual or written disclosure and the names of the employees or officers of the Recipient to whom such disclosure was made. In addition, the term "Proprietary Information" shall be deemed to include: (a) any notes, analyses, compilations, studies, interpretations, memoranda or other documents prepared by the Recipient or its Representatives which contain, reflect or are based upon, in whole or in part, any Proprietary Information furnished to the Recipient or its Representatives pursuant hereto; and (b) the existence or status of, and any information concerning, the discussions between the parties concerning the possible establishment of a business relationship.

         3. Use and Disclosure of Proprietary Information. The Recipient and its Representatives shall use the Proprietary Information of the Disclosing Party only for the Purposes and such Proprietary Information shall not be used for any other purpose without the prior written consent of the Disclosing Party. The Recipient and its Representatives shall hold in confidence, and shall not disclose any Proprietary Information of the Disclosing Party; provided, however, that (i) the Recipient may make any disclosure of such information to which the Disclosing Party gives its prior written consent; and (ii) any of the Proprietary Information may be disclosed by the Recipient to its Representatives who need to know such information in connection with the Purposes and who are informed of the confidential nature of such information and of the terms of this Agreement. In any event, the Recipient shall be responsible for any breach of this Agreement by any of its Representatives, and agrees, at its sole expense, to take reasonable measures to restrain its Representatives from prohibited or unauthorized disclosure or use of the Proprietary Information. Notwithstanding anything contained in this Agreement to the contrary, this Agreement shall not prohibit the Recipient from disclosing Proprietary Information of the Disclosing Party to the extent required in order for the Recipient to comply with applicable laws and regulations, provided that the Recipient provides prior written notice of such required disclosure to the Disclosing Party and takes reasonable and lawful actions to avoid and/or minimize the extent of such disclosure.

         4. Limitation on Obligations. The obligations of the Recipient specified in Section 3 above shall not apply, and the Recipient shall have no further obligations, with respect to any Proprietary Information to the extent that such Proprietary Information:

                  (a) is generally known to the public at the time of disclosure or becomes generally known without Recipient or its Representatives violating this Agreement;

                  (b) is in the Recipient's possession at the time of disclosure;

                  (c) becomes known to the Recipient through disclosure by sources other than the Disclosing Party without such sources violating any confidentiality obligations to the Disclosing Party; or

                  (d) is independently developed by the Recipient without reference to or reliance upon the Disclosing Party's Proprietary Information.

         5. Ownership of Proprietary Information. The Recipient agrees that it shall not receive any right, title or interest in, or any license or right to use, the Disclosing Party's Proprietary Information or any patent, copyright, trade secret, trademark or other intellectual property rights therein, by implication or otherwise. Each of the parties hereto represents, warrants and covenants that the trade secrets which it discloses to the other party pursuant to this Agreement have not been stolen, appropriated, obtained or converted without authorization.

         6. Return of Proprietary Information. The Recipient shall, upon the written request of the Disclosing Party, return to the Disclosing Party all Proprietary Information received by the Recipient or its Representatives from the Disclosing Party (and all copies and reproductions thereof). In addition, the Recipient shall destroy: (i) any notes, reports or other documents prepared by the Recipient which contain Proprietary Information of the Disclosing Party; and (ii) any Proprietary Information of the Disclosing Party (and all copies and reproductions thereof) which is in electronic form or cannot otherwise be returned to the Disclosing Party. Alternatively, upon written request of the Disclosing Party, the Recipient shall destroy all

Proprietary Information received by the Recipient or its Representatives from the Disclosing Party (and all copies and reproduction thereof) and any notes, reports or other documents prepared by the Recipient which contain Proprietary Information of the Disclosing Party. Notwithstanding the return or destruction of the Proprietary Information, the Recipient and its Representatives will continue to be bound by their obligations of confidentiality and other obligations hereunder.

         7.       Miscellaneous.

                  (a) This Agreement supersedes all prior agreements, written or oral, between the parties relating to the subject matter of this Agreement. This Agreement may not be modified, changed or discharged, in whole or in part, except by an agreement in writing signed by the parties.

                  (b) This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

                  (c) This Agreement shall be construed and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

                  (d) The provisions of this Agreement are necessary for the protection of the business and goodwill of the parties and are considered by the parties to be reasonable for such purpose. The Recipient agrees that any breach of this Agreement may cause the Disclosing Party substantial and irreparable injury and, therefore, in the event of any such breach, in addition to other remedies which may be available, the Disclosing Party shall have the right to seek specific performance and other injunctive and equitable relief.

                  (e) The confidentiality obligations imposed by this Agreement shall continue with respect to a particular item of Proprietary Information until the fifth anniversary of the disclosure of such Proprietary Information to Recipient pursuant to this Agreement; provided, however, that the confidentiality obligations imposed by this Agreement with respect to source code included in the Proprietary Information shall continue in perpetuity.

                  (f) For the convenience of the parties, this Agreement may be executed by facsimile and in counterparts, each of which shall be deemed to be an original, and both of which taken together, shall constitute one agreement binding on both parties.

         EXECUTED as a sealed instrument as of the day and year first set forth above.

                                       WORLD ENERGY SOLUTIONS, INC.


                                       By: /s/ Richard Domaleski
                                           -------------------------------------

                                       Title: CEO
                                              ----------------------------------


                                       SAIC


                                       By: /s/ Robert W. Larrick, Jr.
                                           -------------------------------------

                                       Title: Deputy Director of Contracts
                                              ----------------------------------



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